Certain information marked as [***] has been excluded from this exhibit because it is both (i) not material and (ii) the type that the Registrant treats as private or confidential.
Exhibit 10.23

AMENDMENT TO
MASTER MANUFACTURING SERVICES AGREEMENT
This Amendment ("Amendment") is made and entered into as of October 23, 2017 (the "Amendment Effective Date") to that certain Master Manufacturing Services Agreement dated June 3, 2016 (including all amendments, modifications and supplements thereto, the "Agreement") by and between bluebird bio, Inc., a Delaware corporation having an office at 60 Binney Street, Cambridge, MA 02142 on behalf of itself and its Affiliates ("Client"); and Lonza Houston, Inc., a Delaware corporation having its principal place of business at 8066 El Rio St., Houston, TX 77054 ("Lonza"). The parties identified above are sometimes hereinafter individually referred to as a "Party" and collectively as the "Parties".
WHEREAS, Lonza and Client are parties to the Agreement; and
WHEREAS, the Parties are desirous of amending the Agreement by agreeing to this Amendment.
NOW THEREFORE, in consideration of the above premises and the mutual covenants herein set forth, the parties hereto agree as follows:
1.    Appendix B is hereby deleted in its entirety and replaced with Exhibit A attached hereto.
2.    In accordance with Section 2.8.1 of the Agreement, Exhibit B attached hereto shall hereby constitute the Mutually Agreed Upon Detailed Design.
3.    Upon execution of this Amendment, Lonza will invoice Client [***] for mutually agreed upon modifications to the Mutually Agreed Upon Detailed Design, payable by Client in accordance with Section 7.1 of the Agreement.
4.    The Force Majeure Event referenced in the notice provided by Lonza to Client on September 1, 2017, under Section 15.2 of the Agreement is hereby deemed to no longer be in effect as of the Amendment Effective Date.
5.    Capitalized terms used herein without definition shall have the respective meanings given to such terms in the Agreement.
6.    Remainder of Agreement. Except as modified by this Amendment, all other terms and provisions of the Agreement, as amended, shall remain in full force and effect in accordance with their terms.
7.    Entire Agreement. This Amendment and the Agreement supersede all other prior agreements, understandings, representations and warranties, oral or written between the parties hereto in respect of the subject matter hereof. This Amendment may be executed in any number of counterparts, each of which shall be deemed to be an original, and all of which together shall constitute one and the same document. Each party acknowledges

Certain information marked as [***] has been excluded from this exhibit because it is both (i) not material and (ii) the type that the Registrant treats as private or confidential.
that an original signature or a copy thereof transmitted by facsimile or by .pdf shall constitute an original signature for purposes of this Amendment.
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IN WITNESS WHEREOF, each Party hereto has caused this Amendment to be executed on its behalf by its duly authorized representative as of the date first above written.

bluebird bio, Inc.		Lonza Houston, Inc.

By:	/s/ Jason F. Cole	By:	/s/ Ryan Scanlon
	(Signature)		(Signature)
Print Name:	Jason F. Cole	Print Name:	Ryan Scanlon
Title:	Chief Legal Officer	Title:	Vice President

Exhibit A
Appendix B
Milestones
[***]

Exhibit B
Mutually Agreed Upon Detailed Design
[***]